EXHIBIT 10.48

CHANGE OF CONTROL
SEVERANCE BENEFIT AGREEMENT

This Change of Control Severance Benefit Agreement (the “Agreement”) is entered into as of the _____ day of ________, 2010 (the “Effective Date”), between ____________________ (“Employee”) and Sanmina-SCI Corporation (the “Company”).  This Agreement is intended to provide Employee with certain compensation and benefits in the event that Employee is subject to certain qualifying terminations of employment in connection with a Change of Control.  Certain capitalized terms used in this Agreement are defined in Article 5.

The Company and Employee hereby agree as follows:

ARTICLE 1

Scope of and Consideration for this Agreement

1.1 Employee is currently employed by the Company.

1.2 The Company and Employee wish to set forth the compensation and benefits that Employee shall be entitled to receive upon a Covered Termination.

1.3 The duties and obligations of the Company to Employee under this Agreement shall be in consideration for Employee’s past services to the Company, Employee’s continued employment with the Company, and, with respect to the benefits described in Article 2, Employee’s execution of an effective Release in accordance with Section 3.1.

1.4 Except as provided herein, this Agreement shall supersede any other severance benefit plan, policy, or practice previously or currently maintained by the Company relating to severance benefits and any written or unwritten agreement between Employee and the Company relating to severance benefits.  Notwithstanding the preceding sentence, this Agreement shall not supersede the following:

(a) In the event that benefits of the type set forth in Section 2.4 below are also provided in an equity incentive plan in which the primary form of award is in the form of options on stock of the Company or grants of shares of stock of the Company, the benefits set forth in such equity incentive plan shall first be applied and Employee’s benefits pursuant to Section 2.4 shall be applied only to the extent that the reduction pursuant to Section 3.3 below does not entirely eliminate benefits under this Agreement.

(b) In the event that Employee and the Company have previously entered into a written agreement providing in whole or in part for the provision of severance benefits, such agreement is set forth on Schedule I (a “Schedule I Agreement”).  Schedule I shall set forth the  manner in which benefits are to be coordinated between such Schedule I Agreement and this Agreement.

ARTICLE 2

Severance Benefits

2.1 Severance Benefits.  Except as provided in Article 3, upon a Covered Termination, Employee shall be entitled to receive the benefits set forth in Sections 2.2, 2.3, and 2.4.

2.2 Cash Severance Benefits.  Except as otherwise provided herein, the Company shall make a lump sum cash severance payment to Employee in an amount equal to the sum of (a) __ times (___X) the Employee’s Base Salary, as in effect on the date of a Covered Termination, or, if higher, as in effect immediately prior to the Change of Control, plus (b) an additional payment equal to the Employee’s annual target bonus at one hundred percent (100%) achievement, as in effect on the date of a Covered Termination, or, if higher, as in effect immediately prior to the Change of Control.

2.3 Health Continuation Coverage Benefits.

(a) The Company shall make a lump sum payment to Employee in an amount equal to the premiums payable by Employee for continued health, dental, or vision plan coverage pursuant to COBRA for the 18 month period following the date of the Covered Termination (inclusive of premiums for Employee’s dependents for such health, dental, or vision plan coverage as in effect immediately prior to the date of the Covered Termination).

(b) For purposes of this Section 2.3, (i) references to COBRA shall be deemed to refer also to analogous provisions of state law, and (ii) any applicable insurance premiums that are paid by the Company shall not include any amounts payable by Employee under a Code Section 125 health care reimbursement plan, which amounts, if any, are the sole responsibility of Employee.

2.4 Equity Awards.  Effective upon the Covered Termination, all Company stock awards, including options, restricted stock, restricted stock units, stock appreciation rights and any other form of performance-based equity award, then held by Employee shall vest in full and become fully exercisable (if applicable) as of the date of such Covered Termination (subject, if applicable, to the exercise period post-termination set forth in the applicable option agreement, or if none is stated, in the plan(s) pursuant to which such options were granted).

ARTICLE 3

Limitations and Conditions on Benefits

3.1 Release Prior to Payment of Benefits.  Notwithstanding anything to the contrary set forth herein, Employee shall receive the benefits set forth in this Agreement if and only if Employee duly executes and returns to the Company, within the applicable time period set forth therein but in no event more than forty-five (45) days following the date of the applicable Covered Termination, the Company’s standard form of release of claims in favor of the Company attached to this Agreement as [Exhibit A or Exhibit B] [Exhibit A, Exhibit B, or Exhibit C], as appropriate (each a “Release”), and permits the release of claims contained therein to become effective in accordance with its terms (such latest permitted effective date, the “Separation Agreement Deadline”).  If the Release does not become effective by the Separation Agreement Deadline, Employee will not have any rights to the benefits under this Agreement.  Notwithstanding any other payment schedule set forth in this Agreement, none of the benefits will be paid or otherwise delivered prior to the effective date of the Release.  On the first regular payroll pay day following the effective date of the Release, the Company will pay Employee or otherwise make available to Employee the benefits Employee would otherwise have received under the Agreement on or prior to such date but for the delay in payment related to the effectiveness of the Release.

3.2 Parachute Payment Limitation.  Except as otherwise provided in an agreement between Employee and the Company, if any payment or benefit Employee would receive in connection with a Change of Control from the Company or otherwise (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be equal to the Reduced Amount.  The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax, or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in Employee’s receipt of the greatest economic benefit notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in a manner necessary to provide Employee with the greatest economic benefit.  If more than one manner of reduction of payments or benefits necessary to arrive at the Reduced Amount yields the greatest economic benefit, the payments and benefits shall be reduced pro rata.

3.3 Certain Reductions and Offsets.  The benefits payable under this Agreement shall be reduced, in whole or in part, by any other severance benefits, pay in lieu of notice, or other similar benefits payable to Employee by the Company that become payable in connection with Employee’s termination of employment pursuant to (i) any applicable legal requirement, including, without limitation, the Worker Adjustment and Retraining Notification Act (the “WARN Act”), (ii) any Company policy or practice providing for Employee to remain on the payroll for a limited period of time after being given notice of the termination of Employee’s employment, (iii) a provision of an equity plan described in Section 1.4(a) or (iv) a Schedule I Agreement as described in Section 1.4(b).  The benefits provided under this Agreement are intended to satisfy, in whole or in part, any and all statutory obligations and, except as provided in Section 1.4(a) and Section 1.4(b), any contractual obligations of the Company that may arise out of Employee’s termination of employment, and the parties shall so construe and implement the terms of this Agreement accordingly.  In the Company’s sole discretion, such reductions may be applied on a retroactive basis, with severance benefits previously paid being re-characterized as payments pursuant to the Company’s statutory obligation.

3.4 Mitigation.  Except as otherwise specifically provided herein, Employee shall not be required to mitigate damages or the amount of any payment provided under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by Employee as a result of employment by another employer or by any retirement benefits received by Employee after the date of a Covered Termination, except for any health continuation coverage that may be provided pursuant to Section 2.3.

3.5 Application of Section 409A.

(a) All payments provided under this Agreement are intended to constitute separate payments for purposes of Treasury Regulation Section 1.409A-2(b)(2).

(b) The cash severance payment provided under Section 2.2 and the payment provided under Section 2.3 shall be paid promptly following Employee’s Covered Termination, but in no event later than March 15th of the calendar year following the date of such Covered Termination, with the result that such payment will be payable pursuant to the “short-term deferral” exception set forth in Treasury Regulation Section 1.409A-1(b)(4).

(c) To the extent that benefits provided under Section 2.3 qualify for coverage under COBRA, such amounts shall be paid pursuant to the exception provided by Treasury Regulation Section 1.409A-1(b)(9)(v).  To the extent that such benefits do not so qualify, the following restrictions shall apply: (i) the amount of any such expense reimbursements provided during Employee’s taxable year shall not affect any expenses eligible for reimbursement in any other taxable year; (ii) the reimbursement of such expenses shall be made no later than the last day of Employee’s taxable year that immediately follows the taxable year in which the expense was incurred; and (iii) the right to any reimbursement shall not be subject to liquidation or exchange for another benefit or payment.

(d) Benefits provided under Section 2.4 are intended to be provided pursuant to the exception provided by Treasury Regulation Section 1.409A-1(b)(5)(v)(E).

3.6 Tax Withholding.  All payments made by the Company under this Agreement, including the payment made pursuant to Section 2.3 hereof,  shall be subject to applicable withholding obligations of the Company, including without limitation, obligations to withhold for federal, state and local income and employment taxes.

3.7 Indebtedness of Employee.  If Employee is indebted to the Company on the effective date of a Covered Termination, the Company reserves the right to offset any severance payments under this Agreement by the amount of such indebtedness.

ARTICLE 4

Other Rights and Benefits

Nothing in the Agreement shall prevent or limit Employee’s continuing or future participation in any benefit, bonus, incentive or other plans, programs, policies or practices provided by the Company and for which Employee may otherwise qualify, nor shall anything herein limit or otherwise affect such rights as Employee may have under other agreements with the Company except as provided in Section 1.4 above.  Except as otherwise expressly provided herein, amounts that are vested benefits or that Employee is otherwise entitled to receive under any plan, policy, practice or program of the Company at or subsequent to the date of a Change of Control shall be payable in accordance with such plan, policy, practice or program.

ARTICLE 5

Definitions

Unless otherwise provided, for purposes of the Agreement, the following definitions shall apply:

5.1 “Base Salary” means Employee’s annual base pay (excluding incentive pay, premium pay, commissions, overtime, bonuses and other forms of variable compensation), at the rate in effect during the last regularly scheduled payroll period immediately preceding the date of Employee’s Covered Termination.

5.2 “Board” means the Board of Directors of the Company or a committee of the Board of Directors of the Company that has been authorized by the Board of Directors of the Company to administer the compensation of the employees of the Company.

5.3 “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a) any person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control shall be deemed to occur;

(b) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(c) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(d) there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the Company immediately prior to such sale, lease, license or other disposition.

(e) individuals who, on the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Agreement, be considered as a member of the Incumbent Board.

For the avoidance of doubt, the term Change of Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

5.4 “COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

5.5 “Code” means the Internal Revenue Code of 1986, as amended.

5.6 “Company” means Sanmina-SCI Corporation or, following a Change of Control, the surviving entity resulting from such transaction.

5.7 “Constructive Termination” means a resignation of employment by Employee within sixty (60) days after the initial occurrence of any of the events described below:

(a) Material diminution in Employee’s annual cash compensation, including base salary and bonus opportunities compared to Employee’s annual cash compensation as of the business day immediately preceding the effective date of the Change of Control, provided, however, that a diminution in Employee’s annual compensation of less than 20% in the aggregate shall not be deemed to constitute a material diminution in Employee’s annual compensation;

(b) Material diminution in Employee’s annual authority, duties or responsibilities compared to Employee’s authority, duties or responsibilities as of the business day immediately preceding the effective date of the Change of Control (provided, however, that a change in reporting relationship caused by the Change of Control shall not, in and of itself, be deemed to constitute a material diminution in Employee’s annual authority, duties or responsibilities);

(c) Geographic relocation of the Employee’s principal place of business to a location more than seventy-five (75) miles from the location at which Employee predominately performed duties as of the business day immediately preceding the effective date of the Change of Control; and

(d) Material breach by the Company of the Employee’s employment or other service agreement with the Company.

In order for a termination to qualify as a Constructive Termination based on the conduct described above (A) Employee must provide the Chief Executive Officer of the Company with written notice specifying (x) the particulars of the conduct and (y) that Employee deems such conduct to be conduct within the meaning of this definition of Constructive Termination within the thirty (30)-day period following the initial occurrence of the conduct, and (B) the conduct described is not cured within thirty (30) days following receipt by the Chief Executive  Officer of such notice.  For the avoidance of doubt, the cessation of employment followed by the immediate commencement of services as an independent contractor of the Company, which does not result in a “separation from service” with the Company within the meaning of Treasury Regulation Section 1.409A-1(h), shall not constitute a Constructive Termination.

5.8 “Covered Termination” means either (A) an Involuntary Termination Without Cause which occurs within thirty (30) days prior to or eighteen (18) months following the effective date of a Change of Control, or (B) a Constructive Termination which occurs within eighteen (18) months following the effective date of a Change of Control. Termination of employment of Employee due to death or disability shall not constitute a Covered Termination unless a voluntary termination of employment by Employee immediately prior to Employee’s death or disability would have qualified as a Constructive Termination.

5.9 “Entity” means a corporation, partnership, limited liability company, or other entity.

5.10 “Involuntary Termination Without Cause” means a termination by the Company of Employee’s employment relationship with the Company resulting in a “separation from service” with the Company within the meaning of Treasury Regulation Section 1.409A-1(h) (without regard to any permissible alternative definition of “termination of employment” thereunder) for any reason other than the following: (i) the willful and continued failure by Employee to substantially perform Employee’s duties with the Company (other than any such failure resulting from Employee’s incapacity due to physical or mental illness) that has not been cured within thirty (30) days after a written demand delivered to Employee by the Company specifically identifying the manner in which the Company believes that Employee has not substantially performed Employee’s duties; (ii) the willful engaging by Employee in conduct prohibited by the Company’s Code of Business Conduct and Ethics; or (iii) the commission of any felony or act of moral turpitude, fraud or embezzlement by Employee.  For the avoidance of doubt, the cessation of employment followed by the immediate commencement of services as an independent contractor of the Company, which does not result in a “separation from service” with the Company within the meaning of Treasury Regulation Section 1.409A-1(h), shall not constitute an Involuntary Termination Without Cause.

5.11 “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

5.12 “Subsidiary” means, with respect to the Company, (A) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (B) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

ARTICLE 6

General Provisions

6.1 Employment Status.  This Agreement does not constitute a contract of employment or impose upon Employee any obligation to remain as an employee, or impose on the Company any obligation (i) to retain Employee as an employee, (ii) to change the status of Employee as an at-will employee or (iii) to change the Company’s policies regarding termination of employment.

6.2 Notices.  Any notices provided hereunder must be in writing, and such notices or any other written communication shall be deemed effective upon the earlier of personal delivery (including personal delivery by facsimile) or the third day after mailing by first class mail, to the Company at its primary office location and to Employee at Employee’s address as listed in the Company’s payroll records.  Any payments made by the Company to Employee under the terms of this Agreement shall be delivered to Employee either in person or at the address as listed in the Company’s payroll records.

6.3 Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provisions had never been contained herein.

6.4 Waiver.  If either party should waive any breach of any provisions of this Agreement, such party shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

6.5 Complete Agreement.  This Agreement, including Schedule I, [Exhibit A and Exhibit B] [Exhibit A, Exhibit B and Exhibit C], constitutes the entire agreement between Employee and the Company and is the complete, final, and exclusive embodiment of their agreement with regard to this subject matter, wholly superseding all written and oral agreements with respect to payments and benefits to Employee in the event of employment termination.  It is entered into without reliance on any promise or representation other than those expressly contained herein.  For the avoidance of doubt, Employee’s obligations pursuant to any agreement or law to maintain in confidence, to assign to the Company and/or to refrain from using any proprietary or confidential information or property of the Company is not superseded by this Agreement and shall remain in full force and effect following any termination of employment by Employee whether or not such termination of employment is a Covered Termination.

6.6 Amendment or Termination of Agreement; Continuation of Agreement.  This Agreement may be changed or terminated only upon the mutual written consent of the Company and Employee.  The written consent of the Company to a change or termination of this Agreement must be signed by an executive officer of the Company (other than Employee) after such change or termination has been approved by the Board. Unless so terminated, this Agreement shall continue in effect for as long as Employee continues to be employed by the Company or by any surviving entity following any Change of Control.  In other words, if, following a Change of Control, Employee continues to be employed by the surviving entity without a Covered Termination and the surviving entity then undergoes a Change of Control, following which Employee is terminated by the subsequent surviving entity in a Covered Termination, then Employee shall receive the benefits described in Article 2 hereof.

6.7 Counterparts.  This Agreement may be executed in separate counterparts, any one of which need not contain signatures of more than one party, but all of which taken together will constitute one and the same Agreement.

6.8 Headings.  The headings of the Articles and Sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning thereof.

6.9 Successors and Assigns.  This Agreement is intended to bind and inure to the benefit of and be enforceable by Employee, and the Company, and any surviving entity resulting from a Change of Control and upon any other person who is a successor by merger, acquisition, consolidation or otherwise to the business formerly carried on by the Company, and their respective successors, assigns, heirs, executors and administrators, without regard to whether or not such person actively assumes any rights or duties hereunder; provided, however, that Employee may not assign any duties hereunder and may not assign any rights hereunder without the written consent of the Company, which consent shall not be withheld unreasonably.

6.10 Choice of Law.  All questions concerning the construction, validity and interpretation of this Agreement will be governed by the law of the State of California, without regard to such state’s conflict of laws rules.

6.11 Construction of Agreement.  In the event of a conflict between the text of the Agreement and any summary, description or other information regarding the Agreement, the text of the Agreement shall control.

In Witness Whereof, the parties have executed this Agreement on the Effective Date written above.

Sanmina-SCI Corporation	Employee

By:

Name:

Title:

Schedule I:                      List of agreements with severance benefits

Alternative I – If Employee is already over age 40:
Exhibit A:                      Release (Individual Termination – Age 40 or Older)
Exhibit B:                      Release (Group Termination – Age 40 or Older)

Alternative II – If Employee is currently under age 40:
Exhibit A:                      Release (Individual and Group Termination – Under Age 40)
Exhibit B:                      Release (Individual Termination – Age 40 or Older)
Exhibit C:                      Release (Group Termination – Age 40 or Older)

Schedule I
List of Agreements with Severance Benefits

Exhibit A

RELEASE
(Individual Termination – Age 40 or Older)

Certain capitalized terms used in this Release are defined in the Change of Control Severance Benefits Agreement (the “Agreement”) which I have executed and of which this Release is a part.

I understand that this Release, together with the Agreement, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company, affiliates of the Company and me with regard to the subject matter hereof.  I am not relying on any promise or representation by the Company or an affiliate of the Company that is not expressly stated therein.  Certain capitalized terms used in this Release are defined in the Agreement.

I hereby confirm my obligations under the Company’s Employee Proprietary Information and Inventions Agreement.

Except as otherwise set forth in this Release, I hereby generally and completely release the Company and its affiliates, and their parents, subsidiaries, successors, predecessors and affiliates, and their partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns, from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to and including the date I sign this Release.  This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company and its affiliates, or their affiliates, or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company and its affiliates, or their affiliates; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Age Discrimination in Employment Act (as amended) (“ADEA”), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended).

Notwithstanding the foregoing, I understand that the following rights or claims are not included in my Release: (a) any rights or claims for indemnification I may have pursuant to any written indemnification agreement with the Company or its affiliate to which I am a party; the charter, bylaws, or operating agreements of the Company or its affiliate; or under applicable law; or (b) any rights which cannot be waived as a matter of law.  In addition, I understand that nothing in this Agreement prevents me from filing, cooperating with, or participating in any proceeding before the Equal Employment Opportunity Commission, the Department of Labor, or the California Department of Fair Employment and Housing, except that I hereby waive my right to any monetary benefits in connection with any such claim, charge or proceeding.  I hereby represent and warrant that, other than the claims identified in this paragraph, I am not aware of any claims I have or might have that are not included in the Release.

I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the ADEA, and that the consideration given under the Agreement for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled.  I further acknowledge that I have been advised by this writing, as required by the ADEA, that:  (a) my waiver and release do not apply to any rights or claims that may arise after the date I sign this Release; (b) I should consult with an attorney prior to signing this Release (although I may choose voluntarily not do so); (c) I have twenty-one (21) days to consider this Release (although I may choose voluntarily to sign this Release earlier); (d) I have seven (7) days following the date I sign this Release to revoke the Release by providing written notice to an officer of the Company; and (e) this Release shall not be effective until the date upon which the revocation period has expired, which shall be the eighth day after I sign this Release.

I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”  I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims hereunder.

I hereby represent that I have been paid all compensation owed and for all hours worked; I have received all the leave and leave benefits and protections for which I am eligible pursuant to the Family and Medical Leave Act, the California Family Rights Act, or otherwise; and I have not suffered any on-the-job injury for which I have not already filed a workers’ compensation claim.

I acknowledge that to become effective, I must sign and return this Release to the Company so that it is received not later than twenty-one (21) days following the date it is provided to me.

Employee

Date:

Exhibit B

RELEASE
(Group Termination – Age 40 or Older)

Certain capitalized terms used in this Release are defined in the Change of Control Severance Benefits Agreement (the “Agreement”) which I have executed and of which this Release is a part.

I understand that this Release, together with the Agreement, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company, affiliates of the Company and me with regard to the subject matter hereof.  I am not relying on any promise or representation by the Company or an affiliate of the Company that is not expressly stated therein.  Certain capitalized terms used in this Release are defined in the Agreement.

I hereby confirm my obligations under the Company’s Employee Proprietary Information and Inventions Agreement.

Except as otherwise set forth in this Release, I hereby generally and completely release the Company and its affiliates, and their parents, subsidiaries, successors, predecessors and affiliates, and its and their partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns, from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to and including the date I sign this Release.  This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company and its affiliates, or their affiliates, or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company and its affiliates, or their affiliates; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended).

Notwithstanding the foregoing, I understand that the following rights or claims are not included in my Release: (a) any rights or claims for indemnification I may have pursuant to any written indemnification agreement with the Company or its affiliate to which I am a party; the charter, bylaws, or operating agreements of the Company or its affiliate; or under applicable law; or (b) any rights which cannot be waived as a matter of law.  In addition, I understand that nothing in this Agreement prevents me from filing, cooperating with, or participating in any proceeding before the Equal Employment Opportunity Commission, the Department of Labor, or the California Department of Fair Employment and Housing, except that I hereby waive my right to any monetary benefits in connection with any such claim, charge or proceeding.  I hereby represent and warrant that, other than the claims identified in this paragraph, I am not aware of any claims I have or might have that are not included in the Release.

I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”  I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims hereunder.

I hereby represent that I have been paid all compensation owed and for all hours worked; I have received all the leave and leave benefits and protections for which I am eligible pursuant to the Family and Medical Leave Act, the California Family Rights Act, or otherwise; and I have not suffered any on-the-job injury for which I have not already filed a workers’ compensation claim.

I acknowledge that to become effective, I must sign and return this Release to the Company so that it is received not later than fourteen (14) days following the date it is provided to me.

Employee

Date:

Exhibit A

RELEASE
(Individual and Group Termination – Under Age 40)

Certain capitalized terms used in this Release are defined in the Change of Control Severance Benefits Agreement (the “Agreement”) which I have executed and of which this Release is a part.

I understand that this Release, together with the Agreement, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company, affiliates of the Company and me with regard to the subject matter hereof.  I am not relying on any promise or representation by the Company or an affiliate of the Company that is not expressly stated therein.  Certain capitalized terms used in this Release are defined in the Agreement.

I hereby confirm my obligations under the Company’s Employee Proprietary Information and Inventions Agreement.

Except as otherwise set forth in this Release, I hereby generally and completely release the Company and its affiliates, and their parents, subsidiaries, successors, predecessors and affiliates, and its and their partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns, from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to and including the date I sign this Release.  This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company and its affiliates, or their affiliates, or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company and its affiliates, or their affiliates; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Age Discrimination in Employment Act (as amended) (“ADEA”), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended).

Notwithstanding the foregoing, I understand that the following rights or claims are not included in my Release: (a) any rights or claims for indemnification I may have pursuant to any written indemnification agreement with the Company or its affiliate to which I am a party; the charter, bylaws, or operating agreements of the Company or its affiliate; or under applicable law; or (b) any rights which cannot be waived as a matter of law.  In addition, I understand that nothing in this Agreement prevents me from filing, cooperating with, or participating in any proceeding before the Equal Employment Opportunity Commission, the Department of Labor, or the California Department of Fair Employment and Housing, except that I hereby waive my right to any monetary benefits in connection with any such claim, charge or proceeding.  I hereby represent and warrant that, other than the claims identified in this paragraph, I am not aware of any claims I have or might have that are not included in the Release.

I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the ADEA, and that the consideration given under the Agreement for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled.  I further acknowledge that I have been advised by this writing, as required by the ADEA, that:  (a) my waiver and release do not apply to any rights or claims that may arise after the date I sign this Release; (b) I should consult with an attorney prior to signing this Release (although I may choose voluntarily not to do so); (c) I have forty-five (45) days to consider this Release (although I may choose voluntarily to sign this Release earlier); (d) I have seven (7) days following the date I sign this Release to revoke the Release by providing written notice to an office of the Company; (e) this Release shall not be effective until the date upon which the revocation period has expired, which shall be the eighth day after I sign this Release; and (f) I have received with this Release a detailed list of the job titles and ages of all employees who were terminated in this group termination and the ages of all employees of the Company in the same job classification or organizational unit who were not terminated.

I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”  I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims hereunder.

I hereby represent that I have been paid all compensation owed and for all hours worked; I have received all the leave and leave benefits and protections for which I am eligible pursuant to the Family and Medical Leave Act, the California Family Rights Act, or otherwise; and I have not suffered any on-the-job injury for which I have not already filed a workers’ compensation claim.

I acknowledge that to become effective, I must sign and return this Release to the Company so that it is received not later than forty-five (45) days following the date it is provided to me.

Employee

Date:

Exhibit B

RELEASE
(Individual Termination – Age 40 or Older)

Certain capitalized terms used in this Release are defined in the Change of Control Severance Benefits Agreement (the “Agreement”) which I have executed and of which this Release is a part.

I understand that this Release, together with the Agreement, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company, affiliates of the Company and me with regard to the subject matter hereof.  I am not relying on any promise or representation by the Company or an affiliate of the Company that is not expressly stated therein.  Certain capitalized terms used in this Release are defined in the Agreement.

I hereby confirm my obligations under the Company’s Employee Proprietary Information and Inventions Agreement.

Except as otherwise set forth in this Release, I hereby generally and completely release the Company and its affiliates, and their parents, subsidiaries, successors, predecessors and affiliates, and their partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns, from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to and including the date I sign this Release.  This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company and its affiliates, or their affiliates, or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company and its affiliates, or their affiliates; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Age Discrimination in Employment Act (as amended) (“ADEA”), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended).

Notwithstanding the foregoing, I understand that the following rights or claims are not included in my Release: (a) any rights or claims for indemnification I may have pursuant to any written indemnification agreement with the Company or its affiliate to which I am a party; the charter, bylaws, or operating agreements of the Company or its affiliate; or under applicable law; or (b) any rights which cannot be waived as a matter of law.  In addition, I understand that nothing in this Agreement prevents me from filing, cooperating with, or participating in any proceeding before the Equal Employment Opportunity Commission, the Department of Labor, or the California Department of Fair Employment and Housing, except that I hereby waive my right to any monetary benefits in connection with any such claim, charge or proceeding.  I hereby represent and warrant that, other than the claims identified in this paragraph, I am not aware of any claims I have or might have that are not included in the Release.

I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the ADEA, and that the consideration given under the Agreement for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled.  I further acknowledge that I have been advised by this writing, as required by the ADEA, that:  (a) my waiver and release do not apply to any rights or claims that may arise after the date I sign this Release; (b) I should consult with an attorney prior to signing this Release (although I may choose voluntarily not do so); (c) I have twenty-one (21) days to consider this Release (although I may choose voluntarily to sign this Release earlier); (d) I have seven (7) days following the date I sign this Release to revoke the Release by providing written notice to an officer of the Company; and (e) this Release shall not be effective until the date upon which the revocation period has expired, which shall be the eighth day after I sign this Release.

I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”  I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims hereunder.

I hereby represent that I have been paid all compensation owed and for all hours worked; I have received all the leave and leave benefits and protections for which I am eligible pursuant to the Family and Medical Leave Act, the California Family Rights Act, or otherwise; and I have not suffered any on-the-job injury for which I have not already filed a workers’ compensation claim.

I acknowledge that to become effective, I must sign and return this Release to the Company so that it is received not later than twenty-one (21) days following the date it is provided to me.

Employee

Date:

Exhibit C

RELEASE
(Group Termination – Age 40 or Older)

Certain capitalized terms used in this Release are defined in the Change of Control Severance Benefits Agreement (the “Agreement”) which I have executed and of which this Release is a part.

I understand that this Release, together with the Agreement, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company, affiliates of the Company and me with regard to the subject matter hereof.  I am not relying on any promise or representation by the Company or an affiliate of the Company that is not expressly stated therein.  Certain capitalized terms used in this Release are defined in the Agreement.

I hereby confirm my obligations under the Company’s Employee Proprietary Information and Inventions Agreement.

Except as otherwise set forth in this Release, I hereby generally and completely release the Company and its affiliates, and their parents, subsidiaries, successors, predecessors and affiliates, and its and their partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns, from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to and including the date I sign this Release.  This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company and its affiliates, or their affiliates, or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company and its affiliates, or their affiliates; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended).

Notwithstanding the foregoing, I understand that the following rights or claims are not included in my Release: (a) any rights or claims for indemnification I may have pursuant to any written indemnification agreement with the Company or its affiliate to which I am a party; the charter, bylaws, or operating agreements of the Company or its affiliate; or under applicable law; or (b) any rights which cannot be waived as a matter of law.  In addition, I understand that nothing in this Agreement prevents me from filing, cooperating with, or participating in any proceeding before the Equal Employment Opportunity Commission, the Department of Labor, or the California Department of Fair Employment and Housing, except that I hereby waive my right to any monetary benefits in connection with any such claim, charge or proceeding.  I hereby represent and warrant that, other than the claims identified in this paragraph, I am not aware of any claims I have or might have that are not included in the Release.

I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”  I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims hereunder.

I hereby represent that I have been paid all compensation owed and for all hours worked; I have received all the leave and leave benefits and protections for which I am eligible pursuant to the Family and Medical Leave Act, the California Family Rights Act, or otherwise; and I have not suffered any on-the-job injury for which I have not already filed a workers’ compensation claim.

I acknowledge that to become effective, I must sign and return this Release to the Company so that it is received not later than fourteen (14) days following the date it is provided to me.

Employee

Date: